Exhibit 10.6

Chengbang Interior Decoration Co., LTD

Contractor’s Agreement

Contractors:

Consigner: UAN Cultural & Creative Co., LTD. Taiwan Branch Office (Hereinafter the “Party A”)
Assignee: Chengbang Interior Decoration Co., LTD. (Hereinafter the “Party B”)

Party A and Party B stipulate construction contract with agreement from both parties. The provisions of the contract are as follows:

1.	Construction location: B1 and 1st Floor, No.58, Chongde Rd., East dist., Tainan City 701, Taiwan (R.O.C.)

2.	Construction scope:

Party B needs to follow the designed drawing, construction instruction, and attached construction quote. Party B can start working only after Party A signs the contract.

3.	Application procedures:

Party B will follow any required procedures and obtain necessary permits related to this construction project, but Party A is responsible for all of the associated costs.

4.	Construction period:

Jan. 26, 2012 – Feb. 17, 2012. If there is any unpredictable natural accident or other unconquerable forces which Party B is not responsible for the cause and the completion of the construction was delayed because of those accidents, Party A and Party B would extend project period based on mutual agreement.

5.	Construction total cost: NT$3,000,000 (tax included).

6.	Payment: After final acceptance of construction, Party A needs pay Party B 100% of the construction payment which is NT$3,000,000.

Note: (1) If Party A fails to make payment during the above time period, Party B could follow term b of

Agreement 10th to call off this project. And the stoppage days shouldn’t be counted as construction days. Party A cannot have any disagreement.

(2) After signing the contract, if Party A wants to breach the contract, Party A needs pay Party B designing cost which equals to 10% of the construction cost.

7.	Expanding and lessening projects:
a.	This construction scope could be expanded or lessened with both parties’ agreement. If the type of expanded or lessened construction is listed in the attachment, cost for the work should be added to the quote or deducted from the quote. If the type of work is not one of the listed works in the attachment, the cost needs to be decided by both parties. It needs to be signed by Party A before Party B start working on it. The contract for the expanded or lessened construction work needs to be attached to this contract.
b.	The cost of expanded construction work needs to be paid in 3 days after the contract signed.

8.	Construction safety:

During the construction period, Party B needs to confirm the safety of the construction site. Party B is responsible for any accidents of losing lives, body parts, or belongings happening in the construction site. Party A is not responsible for that.

9.	Construction acceptance:

After all construction work is done, Party B needs to notify Party A to check the completed construction. Party A needs to do so in 5 days after the notice. If Party A doesn’t come to accept the work within 10 days after notice, the construction work would be automatically considered as accepted by Party A.

10.	Penalties:
a.	Overdue fine: If the construction is not completed within construction period as planned, Party B needs to pay back Party A daily cost which is 1/1000 of the total construction cost. This penalty will be deducted by Party A from the total cost. Party B should have no disagreement about the penalties.
b.	If Party A doesn’t make payment as agreed, Party B can call off the project until Party A makes payment. The days of stoppage should not be counted in the construction period; therefore the completion date should be postponed. If contract is breached after Party B received payment from Party A, Party B could ask Party A for indemnification if there is still damage after the payment compensates the work already finished and the equipment already purchased.

11.	Warrantee period:

Three months after the official construction acceptance. If there is any damage resulted from construction work and inferior material within 3 months starting from the day of official construction acceptance, Party B is responsible for reparation. The damage caused by unconquerable forces is not included in this.

12.	This Contract is in duplicate. Party A and Party B each have one copy.

13.	This construction cost includes 5% business tax.

14.	The attachment of this contract is considered as part of the contract and should be already attached to this contract possessed by both parties.

15.	Remitting bank:
a.	Chinatrust Bank – Northern Taoyuan branch
b.	Account name: Chengbang Interior Decoration Co., LTD. Account No.:

Contractor:

Party A: UAN Cultural & Creative Co., LTD. Taiwan Branch Office

Business registration number: 53006502

Phone: 03-2229806

Address: 8F., No. 168, Nanhua 1st St., Luzhu Township, Taoyuan County 338, Taiwan (R.O.C.) Email address:

Contractor:

Party B: Chengbang Interior Decoration Co., LTD. Person in charge: Zhicheng Zhang

Business registration number: 28941518

Phone: 02-8672-5009

Fax: 02-8672-5007

Address: 10F., No. 198-1, Xueqing Rd., Sanxia Township, Taipei county, Taiwan (R.O.C.) Email address: chengbangtw@yahoo.com.tw

Year 101 of Republic of China, January 10th. (Jan. 10, 2012)

Chengbang Interior Decoration Co., LTD.

Phone: 02-8672-5009 Fax: 02-8672-5007

Address: 10F., No. 198-1, Xueqing Rd., Sanxia Township, Taipei county

Customer: UAN Cultural & Creative Co., LTD.
Construction name: Tainan gallery

Construction address: B1 and 1st Floor, No.58, Chongde Rd., East dist., Tainan City 701, Taiwan (R.O.C.)

Date: 2012/1/10                                                     pages: 4

Quote
scope	Item	Project name		quantity	Unit price	Total cost	note
1st F., No. 58
	1	Demolishment work		Landlord is responsible for it

	2	Gallery Sign work
	a.	Outside power configuration including time switch configuration	piece	1	12000	12000
	b.	Vertical sign changing panel	piece	1	15000	15000
	c.	Horizontal sign	piece	1	28000	28000
	d.	Foam characters	piece	1	10000	10000
	e.	Company LED colorful logo on B1F front desk	piece	1	20000	20000
	f.	Big picture on pillar	piece	1	9000	9000
	g.	Pictures on 1F and B1F glass wall	piece	1	6000	6000

	3	Hydropower work	piece	1	60000	60000
		Original lights alignment
		wire work on ceiling
		Sewage system
		Newly added plug
		Projector and plug configuration for e-screen (not including phone and internet configuration)

	4	Lighting work(including installation)
	a.	2m track light	piece	18	500	9000
	b.	Track light	set	54	450	24300
	c.	Ceiling light	set	2	800	1600
	d.	T5 light brass	piece	26	1050	27300
	e.	Bathroom ceiling light	set	4	800	3200
	f.	Wire	piece	1	3000	3000

	5	Wood work
Reception area	a.	Reception front desk	foot	31	3000	93000
	b.	Counter side reparation	piece	1	9000	9000
Business discussion area	a.	Wall modeling	foot	86	700	60200
Stage area	a.	Elevating stage	piece	1	8000	8000
	b.	Ceiling & e-screen	piece	1	15000	15000
VIP area wall	a.	Sliding door modeling	piece	12	7000	84000
Hall way to 2F	a.	compartment	piece	1	12000	12000

	6	Carpet work
	a.	Stage carpet	piece	1	7800	7800

	b.	VIP area(1)	piece	1	17000	17000
	c.	VIP area(2)	piece	1	17000	17000
	d.	VIP area(3)	piece	1	17000	17000
	e.	VIP area(3)	piece	1	17000	17000

	7	Painting work
	a.	Walling painting	piece	1	9000	9000
	b.	Spraying painting on ceiling	piece	1	38000	38000

	8	Curtain/wallpaper work
		Curtain work
If	a.	Entrance area	piece	1	21000	21000
	b.	Stage area	piece	1	16000	16000

		Movable line curtain
	a.	VIP area	piece	520	150	78000

		Wallpaper work
If	a.	Wallpaper	ping*	26	1000	26000

	9	Glass work
If	a.	Bar area	piece	1	20000	20000
	b.	Wall mirror	piece	1	45000	45000
	c.	Ceiling mirror	set	30	500	15000

	10	Furniture work
	a.	L-shape sofa	piece	4	38000	152000	Manmade PVC leather
	b.	Auxiliary chair	piece	8	1800	14400	Manmade PVC leather
	c.	Big coffee table	set	4	9500	38000
	d.	Bar stool	piece	8	4200	33600
	e.	Podium	piece	1	12000	12000

	11	Wood floor work
	a.	Business discussion area & hallway	ping	42	3000	126000	Including loss

	12	Bathroom work
	a.	Bathroom sink	set	1	3500	3500
	b.	Shower faucet	set	1	1500	1500
	c.	Paper towel holder	set	1	1000	1000
	d.	Shelves	set	1	700	700

	13	Air conditioner work	piece

	14	Aluminum window work	piece

	15	Cleanup work	piece	1	22000	22000	Including trash dump

	16	Marble work	piece

	17	Sound system
	a.	Speaker & microphone	piece	1	60000	60000	8 pair of speakers
		Wireless microphone main unit & 2 pair of microphones
	b.	Projector	piece	1	23000	23000
	c.	Automatic e-screen	piece	1	12000	12000
	d.	Drop hanger & wire & installation cost	piece	1	4000	4000

	18	Automatic door work
	a.	Change pushing door to automatic door	piece	1	5000	5000

No. 58 basement construction project
	one	Demolish work

	Two	Cement work

	Three	Water & electricity work	piece	1	120000	120000
B1F	1	Remove old cables
	2	Cables for new lights
	3	Cables for new receptacles
	4	Power for new lights
	5	Power for new air conditioner
	6	Power for new blowers
	7	Power for new automatic rolling shutter door
	8	Power for new automatic door
		Not including telephone and network setup

	Four	Light fixtures (including installation)
B1F	1	T5 light brass	piece	52	1050	54600
	2	2m track light	piece	12	500	6000
	3	Track light	set	7	450	3150

	Five	Wood work
1F	1	Closure plate for the side of stair	piece	1	15000	15000

B1F	1	Stair tread plate	piece	1	18000	18000
	2	Platform for stair	piece	1	3000	3000
	3	Both side closure panels for automatic door	piece	1	9000	9000
	4	Wall closure plate	foot	100	500	50000
	5	Vent pipes	foot	200	200	40000
	6	Plates for electricity room	foot	16	500	8000
	7	Door for electricity room	piece	1	7000	7000

Office	1	Cubicle window frame	piece	1	12000	12000
	2	Door and frame	piece	4	8000	32000

Bathroom	1	Ceiling	piece	1	9000	9000
	2	Door and frame	piece	2	8000	16000

Others	1	Track for painting hanging	foot	165	50	8250
	2	hardware	unit	50	55	2750

	Six	light-weighted steel project
B1f	1	B1F light-weight steel ceiling	ping	82	840	68880	9mm drywall
		B1F light-weight steel ceiling	Ping	38	550	20900	Use 1f old materials
		Labor for 1F light-weight steel ceiling repair	piece	1	3000	3000

B1f	1	Double-side cubicle	ping	38	2100	79800	1 hr burning resistance
		15mm drywall

	Seven	Painting
B1f	1	Walls and stair painting	piece	1	28000	28000

	Eight	Blinds and wallpapers
		Blinds
B1f	1	Office blinds	piece	100	75	7500

B1f		Wallpaper & line curtain
	1	Wallpaper behind the reception desk	Ping	5	1000	5000
	2	Office	ping	60	1000	60000
	3	Vent pipes	ping	6	1000	6000
	4	Wallpaper for VP (1)’s office	ping	20	700	14000
	5	Wallpaper for VP (2)’s office	ping	20	700	14000
	6	Wallpaper for general manager’s office	ping	30	700	21000
	7	Wallpaper for storage room	ping	15	700	10500
	8	Pantry line curtain	piece	1	12000	12000

	Nine	Glassware work
B1f	1	Automatic glass door	piece	1	14000	14000
	2	Manual glass door	piece	1	6000	6000
	3	Supervisor cube and door glasses	piece	1	38000	38000
	4	BIF glasses	piece	1	20000	20000
	5	Glasses for bathrooms	piece	1	13670	13670

	Ten	Furniture

	Eleven	Floor work
	1	Stair vinyl floor	piece	1	5000	5000	Including edge
	2	Office vinyl floor	ping	134	1200	160800	Including extra

	Twelve	Bathroom
	1	Changing toilets	piece	1	5000	5000
	2	Changing sink (including faucet)	piece	2	15000	30000

	Thirteen	Air conditioner
	1	Hitachi AC unit	piece	1	129000	129000	RCU-106A
	2	Hitachi ice-water blower	piece	7	9100	63700	RF-1207
	3	Hitachi ice-water blower	piece	2	6100	12200	RF-807
	4	Electronic thermostat	unit	9	1800	16200
	5	2,3 way valves	unit	9	1500	13500
	6	PVC pipes for blower s and main unit	unit	11	6000	66000
	7	hardware	pice	1	20000	20000
	8	Pipes for blowers	unit	9	6000	54000
	9	Heat Preservation Project 9 pieces of units plus main pipes	piece	1	45000	45000
	10	Main unit Earthquake proof	piece	1	7500	7500
	11	labor	piece	1	60000	60000
	12	labor for demolishing and disposing old unit	piece	1	10000	10000
	13	Power for main unit	piece	1	10000	10000
	14	Blower test and maintenance	piece	1	12000	12000
	15	Blower vents	piece	1	12000	12000

	Fourteen	Aluminum window work

	Fifteen	Cleanup work	piece	1	35000	35000	Including trash cleaning up

Total cost of the construction project is NT$3,000,000(tax included)

*Ping = 3.3 m2